SUMMARY PROSPECTUS June 28, 2010

MFS® Diversified Income Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com. You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated June 28, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

CLASS	TICKER SYMBOL
Class A	DIFAX
Class C	DIFCX
Class I	DIFIX
Class R1	DIFDX
Class R2	DIFEX
Class R3	DIFFX
Class R4	DIFGX

Summary of Key Information

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 10 of the fund’s prospectus and “Waivers of Sales Charges” on page 13 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	1.00%	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	C	I	R1	R2	R3	R4
Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	1.00%	0.50%	0.25%	N/A
Other Expenses	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%

Total Annual Fund Operating Expenses	1.20%	1.95%	0.95%	1.95%	1.45%	1.20%	0.95%
Fee Reductions and/or Expense Reimbursements[1]	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.10%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1	Effective July 1, 2010, MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that “Total Annual Fund Operating Expenses” do not exceed 1.10% of the fund’s average daily net assets annually for each of Class A and Class R3 shares, 1.85% of the fund’s average daily net assets annually for each of Class C and Class R1 shares, 0.85% of the fund’s average daily net assets annually for each of Class I and Class R4 shares, and 1.35% of the fund’s average daily net assets annually for Class R2 shares. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least June 30, 2011.

DIF-SUM-062810	Page 1 of 4

MFS Diversified Income Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$582	$828	$1,094	$1,852
Class C Shares assuming redemption at end of period	$288	$603	$1,043	$2,267
no redemption	$188	$603	$1,043	$2,267
Class I Shares	$87	$293	$516	$1,157
Class R1 Shares	$188	$603	$1,043	$2,267
Class R2 Shares	$137	$449	$783	$1,727
Class R3 Shares	$112	$371	$650	$1,446
Class R4 Shares	$87	$293	$516	$1,157

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in a broad range of debt instruments and equity securities of U.S. and foreign issuers, including convertible securities, real estate-related investments, and emerging market securities.

MFS allocates the fund’s assets across these categories based on its interpretation of economic and money market conditions, fiscal and monetary policy and asset class and/or security values. These allocations may vary from time to time.

MFS focuses the fund’s debt investments on U.S. Government securities, lower quality debt instruments, and debt instruments of emerging market issuers.

Of the fund’s investments in debt instruments, MFS may invest up to 100% of these investments in lower quality debt instruments.

For the equity portion of the fund, MFS focuses on investing the fund’s assets in dividend-paying stocks and/or in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).

While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS has engaged Sun Capital Advisers LLC (Sun Capital) to act as sub-adviser to the real estate-related portion of the fund. For the real estate-related portion of the fund, Sun Capital invests the fund’s assets in real estate investment trusts (REITs) and other companies principally engaged in the real estate industry. Sun Capital generally focuses the fund’s investments in equity REITs, but may also invest in mortgage REITs and other real estate-related investments. Issuers of real estate-related investments tend to be small- to medium-sized.

MFS and/or Sun Capital may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments for the fund are selected based on MFS’ fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of individual issuers and/or instruments. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. MFS also uses proprietary quantitative models to forecast the expected return of an investment. Factors considered by the quantitative model include valuation, price and earnings momentum, and earnings quality. Factors considered for debt instruments may include the individual instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of a debt instrument and its features may also be considered. Factors considered by Sun Capital for real estate-related securities include the issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of a REIT to grow from operations, as well as current or anticipated economic or market conditions, interest rate changes, and regulatory developments.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Foreign and Emerging Markets Risk: Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less developed markets and less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

MFS Diversified Income Fund

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Inflation-Adjusting Risk: Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Stock Market/Company Risk: Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Value Company Risk: The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.

Real Estate-Related Investment Risk: The risks of investing in real estate-related securities include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. The securities of smaller real estate-related issuers can be more volatile, less liquid, and have more limited financial resources that securities of larger issuers.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Investment Selection and Allocation Risk: MFS’ and/or Sun Capital’s analysis of an investment and their assessment of the mix of general risk and return characteristics of asset classes can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or funds that invest in similar asset classes.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other performance measures.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the three-month period ended March 31, 2010 was 4.88%. During the period(s) shown in the bar chart, the highest quarterly return was 15.83% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (15.17)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

SHARE CLASS	1 YEAR	LIFE INCEPTION 5-26-2006
Returns Before Taxes
C Shares	28.32%	3.48%
I Shares	30.56%	4.54%
R1 Shares	29.19%	3.48%
R2 Shares	29.99%	3.99%
R3 Shares	30.27%	4.25%
R4 Shares	30.59%	4.51%
A Shares	24.07%	2.81%

MFS Diversified Income Fund

SHARE CLASS	1 YEAR	LIFE INCEPTION 5-26-2006
Returns After Taxes on Distributions A Shares	21.91%	1.07%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	15.61%	1.42%
Index Comparisons (Reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.46%
Barclays Capital U.S. Government/Mortgage Bond Index	1.96%	6.83%
Barclays Capital U.S. High-Yield Corporate Bond Index	58.21%	7.25%
JPMorgan Emerging Markets Bond Index Global	28.18%	8.42%
MSCI US REIT Index (gross div)	28.61%	(4.78)%
Russell 1000 Value Index	19.69%	(3.69)%

The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity, compared to the Barclays Capital U.S. Government/Mortgage Bond Index, which measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC), and the Barclays Capital U.S. High-Yield Corporate Bond Index, which is a market capitalization-weighted index that measures the performance of the non-investment grade, fixed rate debt (Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded), and the JPMorgan Emerging Markets Bond Index Global, which measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and the Morgan Stanley Capital International (MSCI) U.S. REIT Index, which is a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations, and the Russell 1000 Value Index, which is constructed to provide a comprehensive barometer for the value securities in the large cap segment of the U.S. equity universe. Companies in the Russell 1000 Value Index generally have lower price-to-book ratios and lower forecasted growth values.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Sun Capital serves as the sub-adviser with respect to the real estate-related portion of the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
James T. Swanson	2006	Investment Officer of MFS
John F. Addeo	2006	Investment Officer of MFS
David P. Cole	2006	Investment Officer of MFS
Matthew W. Ryan	2006	Investment Officer of MFS
Jonathan W. Sage	2006	Investment Officer of MFS
Geoffrey L. Schechter	2006	Investment Officer of MFS
Richard R. Gable	2006	Managing Director of Sun Capital
Thomas V. Pedulla	2006	Senior Managing Director of Sun Capital
Leo D. Saraceno	2006	Senior Managing Director of Sun Capital

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum

Class A, Class C	None – automatic investment plans and certain asset-based fee programs	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives

	$25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	None – other purchases

Class I, Class R1, Class R2, Class R3, Class R4	None	None

Taxes

If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains.

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.